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                                                                     EXHIBIT 10C

                               AMENDMENT NO. 5 TO
                           RECEIVABLES SALE AGREEMENT

                  This Amendment No. 5 to Receivables Sale Agreement (this "Amendment") is entered into as of August 15, 2003, between Avnet, Inc., a New York corporation ("Originator"), and Avnet Receivables Corporation, a Delaware corporation ("Buyer").

                                    RECITALS

                  Originator and Buyer entered into that certain Receivables Sale Agreement, dated as of June 28, 2001, and amended such Receivables Sale Agreement pursuant to Amendment No. 1 thereto, dated as of February 6, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 2 thereto, dated as of June 26, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 3 thereto, dated as of November 25, 2002, and further amended such Receivables Sale Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002 (such agreement, as so amended, the "Sale Agreement").

                  Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Financial Institutions party thereto, the Companies party thereto and Bank One, NA (Main Office Chicago), as agent, are entering into Amendment No. 6 to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the "RPA Amendment").

                  Each of the parties hereto now desires to amend the Sale Agreement, subject to the terms and conditions hereof, to, among other things, conform the Sale Agreement with the amendments contemplated by the RPA Amendment, as more particularly described herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                                              AMENDMENT NO. 5 TO
408876.04-Chicago S2A                                 RECEIVABLES SALE AGREEMENT

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                  Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Sale Agreement.

                  Section 2. Amendments. Subject to the terms and conditions set forth herein, the Sale Agreement is hereby amended as follows:

                           (a) Section 5.1(f) of the Sale Agreement is hereby
amended and restated, in its entirety, to read as follows:

                           (f) (i) The senior unsecured long-term debt rating of Avnet shall be withdrawn or shall be BB- or lower, as determined by Standard & Poor's Ratings Services, or (ii) the senior unsecured long-term debt rating of Avnet shall be withdrawn or shall be Ba3 or lower, as determined by Moody's Investors Service, Inc.

                           (b) Section 7.4 of the Sale Agreement is hereby
amended by adding the following new paragraph to the end of such section:

                           (d) Anything herein to the contrary notwithstanding, Buyer, Originator, each Indemnified Party and any successor or assign of any of the foregoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of U.S. Treasury Regulation
         Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

                  Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

                           (a) Amendment. The Buyer and the Agent shall have
received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                                                              AMENDMENT NO. 5 TO
408876.04-Chicago S2A                                 RECEIVABLES SALE AGREEMENT

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                           (b) RPA Amendment. All conditions precedent contained
in Section 3 of the RPA Amendment shall have been satisfied and the RPA
Amendment shall be in full force and effect.

                           (c) Representations and Warranties. As of the date
hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Sale Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each of Buyer and Originator shall be deemed to have represented and warranted such).

                           (d) No Termination Event or Potential Termination
Event. As of the date hereof, both before and after giving effect to this Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing (and by its execution hereof, Buyer and Originator shall be deemed to have represented and warranted such).

                  Section 4. Miscellaneous.

                           (a) Effect; Ratification. The amendments set forth
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to any amendment, waiver or modification of any other term or condition of the Sale Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which Buyer (or any of its assigns) may now have or may have in the future under or in connection with the Sale Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Sale Agreement to "this Agreement," "herein," "hereof and words of like import and each reference in the other Transaction Documents to the Sale Agreement, to the "Receivables Sale Agreement" or to the "Sale Agreement" shall mean the Sale Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Sale Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Sale Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
Transaction Document executed pursuant to the Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                                                              AMENDMENT NO. 5 TO
408876.04-Chicago S2A                                 RECEIVABLES SALE AGREEMENT

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                           (c) Costs, Fees and Expenses. Originator agrees to
reimburse Buyer and its assigns upon demand for all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to Buyer and its assigns).

                           (d) Counterparts. This Amendment may be executed in
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                            (Signature Page Follows)

                                                              AMENDMENT NO. 5 TO
408876.04-Chicago S2A                                 RECEIVABLES SALE AGREEMENT

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                      AVNET, INC.

                                      By: /s/ RAYMOND SADOWSKI
                                         ---------------------------------------
                                      Name: RAYMOND SADOWSKI
                                      Title: SENIOR VICE PRESIDENT AND CHIEF
                                             FINANCIAL OFFICER

                                      AVNET RECEIVABLES CORPORATION

                                      By: /s/ DAVID R. BIRK
                                         ---------------------------------------
                                      Name: DAVID R. BIRK
                                      Title: VICE PRESIDENT AND SECRETARY

                                                              AMENDMENT NO. 5 TO
                                                      RECEIVABLES SALE AGREEMENT